UNITED STATES OF AMERICA
BEFORE THE
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C.
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.
OFFICE OF COMPTROLLER OF THE CURRENCY
WASHINGTON, D.C.

In the Matter of
SERVICELINK HOLDINGS, LLC Jacksonville, Florida
As a Successor to
LENDER PROCESSING SERVICES, INC. Jacksonville, Florida
DOCX, LLC
Alpharetta, Georgia
LPS DEFAULT SOLUTIONS, INC. Mendota Heights, Minnesota
FRB Docket No. 11-052-B-SC-1 11-052-B-SC-2 11-052-B-SC-3 17-002-CMP-SC FDIC-11-204b FDIC-16-0186k OCC AA-EC-11-46 OCC AA-EC-2017-7

AMENDMENT OF CONSENT ORDER AND CONSENT ORDER FOR CIVIL
MONEY PENALTY ASSESSMENT
WHEREAS, on April 13, 2011, Lender Processing Services, Inc., Jacksonville, Florida (“LPS”), DocX, LLC, Alpharetta, Georgia (“DocX”), and LPS Default Solutions, Inc., Mendota Heights, Minnesota (“LPS Default Solutions”) (collectively, “LPS”) consented to the issuance of a Cease-and-Desist Order (the “2011 Consent Order”), in recognition of the common goal of the Board of Governors of the Federal Reserve System (“Board of Governors”), the Federal Deposit Insurance Corporation (“FDIC”), the Office of the Comptroller of the Currency (“OCC”) (collectively, the “Agencies”), the Office of Thrift Supervision (“OTS”)1 and LPS, to ensure that LPS operates in a safe and sound manner and in compliance with all applicable Legal Requirements (as defined in the 2011 Consent Order);
WHEREAS, prior to January 3, 2014, LPS provided default management services, including but not limited to services related to foreclosure, to financial institution clients, including depository institutions regularly examined by, or subsidiaries or affiliates of depository institutions subject to examination by, the Agencies (“Examined Servicers”);
WHEREAS, the 2011 Consent Order alleged that LPS and its employees engaged in unsafe or unsound practices in providing default management services to Examined Servicers that occurred prior to the time that ServiceLink Holdings, LLC (“ServiceLink”) assumed the LPS default management subsidiaries and affiliates, including DocX and LPS Default Solutions, that are subject to the 2011 Consent Order, and for which the Agencies assert the assessment of a civil money penalty is warranted;
WHEREAS, paragraph 2 of the 2011 Consent Order required LPS to retain an independent consultant to conduct a review of the document execution services that LPS provided to Examined Servicers at any time between January 1, 2008 and December 31, 2010, including those services used in

1Pursuant to Title III of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), Public Law 111-203 (April 21, 2010), all existing OTS orders have been administered by the Agencies since July 21, 2011. See Section 316(b) of the Dodd-Frank Act, codified at 12 U.S.C. § 5414(b).

judicial and non-judicial foreclosures and related bankruptcy proceedings, the purposes of which were set forth in paragraphs 2(b) and (c) of the 2011 Consent Order (the “Document Execution Review”);
WHEREAS, on January 3, 2014, as a result of a corporate acquisition and reorganization, ServiceLink assumed the LPS default management subsidiaries and affiliates, including DocX and LPS Default Solutions, that are subject to the 2011 Consent Order;
WHEREAS, as of January 3, 2014, ServiceLink became subject to the 2011 Consent Order as a successor to LPS pursuant to paragraph 13 of the 2011 Consent Order;
WHEREAS, LPS, prior to January 3, 2014, and ServiceLink, since January 3, 2014, have taken steps to comply with their obligations under the 2011 Consent Order, including but not limited to, the submission of plans approved by the Agencies required by paragraphs 1 and 8, programs approved by the Agencies required by paragraphs 4 and 7, and the completion of the comprehensive risk assessment required by paragraph 6;
WHEREAS, the Agencies issue this Amendment to the 2011 Consent Order (the “Amendment”) and Consent Order for Civil Money Penalty Assessment pursuant to the authority granted in sections 3(u), 8(b)(1), and 8(i)(2)(B) of the Federal Deposit Insurance Act, as amended (the “FDI Act”) (12 U.S.C. §§ 1813(u), 1818(b)(1), and 1818(i)(2)(B)) and section 7(d) of the Bank Service Company Act (the “BSC Act”) (12 U.S.C. § 1867(d));
WHEREAS, this Amendment and Consent Order for Civil Money Penalty Assessment replaces all obligations to complete the Document Execution Review requirements of paragraph 2 of the 2011 Consent Order;
WHEREAS, ServiceLink, as a successor to the default services businesses previously conducted by LPS, has agreed to the provisions of the Amendment and Consent Order for Civil Money Penalty Assessment;

WHEREAS, on January 17, 2017, the board of managers of ServiceLink has authorized Paul I. Perez, Chief Compliance Officer, to enter into this Amendment and Consent Order for Civil Money Penalty Assessment on behalf of ServiceLink and to consent to compliance by ServiceLink with each applicable provision of the 2011 Consent Order as amended by the Amendment and Consent Order for Civil Money Penalty Assessment, and waive any and all rights that ServiceLink may have pursuant to section 8 of the FDI Act (12 U.S.C.
§ 1818), including, but not limited to: (i) the issuance of a notice of assessment of civil money penalty; (ii) a hearing for the purpose of taking evidence of any matters set forth by this Amendment and Consent Order for Civil Money Penalty Assessment; (iii) judicial review of this Amendment and Consent Order for Civil Money Penalty Assessment; (iv) contest the issuance of this Amendment and Consent Order for Civil Money Penalty Assessment; and (iv) challenge or contest, in any matter, the basis, issuance, validity, terms, effectiveness or enforceability of this Amendment and Consent Order for Civil Money Penalty Assessment, or any provision hereof;
NOW, THEREFORE, IT IS HEREBY ORDERED by the Agencies that, before the filing of notices, or taking of any testimony, or adjudication of or finding on any issues of fact or law herein, and solely for the purposes of settling this matter, amending the 2011 Consent Order, and assessing a civil money penalty without a formal proceeding being filed and without the necessity for protracted or extended hearings or testimony, pursuant to sections 3(u), 8(b)(1), and 8(i)(2)(B) of the FDI Act (12 U.S.C. §§ 1813(u), 1818(b)(1), and 1818(i)(2)(B)) and section 7(d) of the BSC Act (12 U.S.C. § 1867(d)) that the recitations and substantive terms of the 2011 Consent Order, which continue to be applicable to ServiceLink, are amended solely as stated herein, and a civil money penalty is assessed, as follows:
1.Paragraphs 2 and 3 of the 2011 Consent Order and their accompanying heading are stricken, and replaced with the following:
“Civil Money Penalty”
1.    The Board of Governors, the FDIC, and the OCC hereby assess ServiceLink Holdings, LLC (“ServiceLink”) as a successor to LPS, a civil money penalty in the amount of $65,000,000, to be paid by Fedwire transfer of immediately available funds to the

Federal Reserve Bank of Richmond, ABA No. 05 1000033, beneficiary, Board of Governors of the Federal Reserve System, as an agent for the Agencies, for the purpose of collecting the civil money penalty assessment. This civil money penalty is a penalty paid to a government agency for a violation of law for purposes of 26 U.S.C. § 162(f) and 26 C.F.R. § 1.162-21.

2.    The Board of Governors or the Federal Reserve Bank of Richmond on behalf of the Agencies shall remit the funds for the civil money penalty assessment to the United States Treasury, pursuant to section 8(i) of the Federal Deposit Insurance Act (12 U.S.C. 1818(i)).”
2.Paragraph 4 of the 2011 Consent Order is amended only by striking paragraph 4(f).
3.Paragraph 9 of the 2011 Consent Order is amended only to delete from sub-paragraph 9(a) all references to paragraphs 2 and 3 of the 2011 Consent Order.
4.Paragraph 12 of the 2011 Consent Order is amended only by striking sub-paragraph 12(b) and replacing with the following:
“(b)    Paul I. Perez
Chief Compliance Officer
ServiceLink Holdings, LLC
601 Riverside Avenue
Jacksonville, Florida 32204

With a copy to:

(c)    Mitchell R. Berger
Squire Patton Boggs
2550 M Street, NW
Washington, DC 20037”
5.Paragraph 16 of the 2011 Consent Order is stricken and replaced with the following:
“The provisions of this Order shall not bar, estop, or otherwise prevent the Agencies or any other federal or state agency from taking any further or other action affecting the successors or assigns of LPS, or any of their current or former institution-affiliated parties; however, the Agencies shall not take any further action against ServiceLink, any of its current or former institution-affiliated parties (including without limitation Fidelity National Financial, Inc. and Black Knight Financial Services, Inc. and its subsidiaries and affiliates), its successors or assigns, or any other of its parents or subsidiaries, based upon the conduct described in the WHEREAS Clauses of the 2011 Consent Order or the WHEREAS Clauses of this Amendment and Consent Order for Civil Money Penalty Assessment to the extent that such conduct is known by the Agencies as of the effective date of this Amendment and Consent Order for Civil Money Penalty Assessment. This release and discharge shall not preclude or affect any right of the Agencies to determine and ensure compliance with the 2011 Consent Order, as amended, or this Amendment and Consent Order for Civil Money Penalty Assessment, or any proceeding brought by the Agencies to enforce the terms of the 2011 Consent Order, as amended, or this Amendment and Consent Order for Civil Money Penalty Assessment.”

By Order of the Board of Governors of the Federal Reserve System effective this 24th day of January, 2017.
By Order of the Federal Deposit Insurance Corporation effective this 23rd day of January, 2017.
By Order of the Office of the Comptroller of the Currency effective this 23rd day of January, 2017.
SERVICELINK HOLDINGS, LLC
By:     /s/Paul I. Perez
Paul I. Perez
Chief Compliance Officer
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
By:      /s/ Robert de V. Frierson
Robert de V. Frierson
Secretary of the Board
OFFICE OF THE COMPTROLLER    OF THE CURRENCY

By:     /s/Morris R. Morgan
Morris R. Morgan
Senior Deputy Comptroller
Large Bank Supervision
FEDERAL DEPOSIT INSURANCE CORPORATION

By:     /s/ James C. Watkins
James C. Watkins
Senior Deputy Director
Division of Risk Management Supervision